                                                                    EXHIBIT 10.4

                       JOINDER TO STOCK PURCHASE AGREEMENT
                              AND RELATED DOCUMENTS

         Reference is made to the Stock Purchase Agreement, dated as of August 22, 1997, by and among Park `N View, Inc., a Delaware corporation (the "Company"), and the "Purchasers" identified therein (the "Stock Purchase Agreement").

         The undersigned has agreed to purchase 23,000 shares of the Company's Series C Cumulative Convertible Preferred Stock (the "Shares") at a price of Eight Dollars ($8.00) per share. In connection with the purchase of such Shares, the undersigned hereby agrees to become: (a) a party to the Stock Purchase Agreement, as a "Purchaser" and to be bound by all the terms and conditions thereof; (b) a party to the Amendment to Registration Rights Agreement, dated as of August 22, 1997, by and among the Company and the "Investors" as identified therein, as one of the "Series C Holders" as identified therein and to be bound by all the terms and conditions thereof; (c) a party to the Amendment to Securities Restriction Agreement, dated as of August 22, 1997 by and among the Company and the "Securityholders" as identified therein, as one of the "Series C Holders" as identified therein and to be bound by all the terms and conditions thereof, (d) a party to the Amendment to Amended and Restated Securityholders' Agreement and Exchange Agreement, dated as of August 22, 1997 by and among the Company and the "Investors" as identified therein, as one of the "Series C Holders" as identified therein and to be bound by all the terms and conditions thereof, and (e) the Investor Questionnaire as a "Purchaser" as identified therein. The undersigned's name will be added to Exhibit A to the Stock Purchase Agreement and to Exhibit C to the Amendment to Amended and Restated Securityholders' Agreement and Exchange Agreement.

         Notwithstanding any term or condition of the Stock Purchase Agreement or any other agreement referenced herein to the contrary, the undersigned acknowledges and agrees that the Company's representations and warranties in the Stock Purchase Agreement and each other agreement referenced herein were made as of the date of the Stock Purchase Agreement and have not been updated as of the date hereof. The undersigned acknowledges and agrees that the Company has not made any representations and/or warranties to the undersigned in connection with the sale of the Shares to the undersigned. The undersigned hereby waives any claim that the undersigned and/or his successors or assigns may have as a result of the inaccuracy or incompletion of any of the representations or warranties made by the Company in the Stock Purchase Agreement or any other agreement referenced herein.

                             /s/ Robert P. May
                             -----------------------------
                             Robert May

                             Effective March 1, 1999